UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

April 6, 2021

Phreesia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38977	20-2275479
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

434 Fayetteville Street, Suite 1400
Raleigh, North Carolina 27601
(Address of principal executive offices and zip code)

(888) 654-7473

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 7, 2021, Phreesia, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and William Blair & Company, L.L.C., as representatives of the underwriters (the “Underwriters”), to issue and sell 5,175,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), including 675,000 shares of Common Stock sold pursuant to the full exercise of the Underwriters’ option to purchase additional shares, in a public offering at a price to the public of $50.00 per share, pursuant to a Registration Statement on Form S-3 (File No. 333-249541) (the “Registration Statement”) and a related prospectus, including the related prospectus supplement dated April 7, 2021 and filed with the Securities and Exchange Commission on April 9, 2021 (the “Offering”).

The offering closed on August 12, 2020, and the Company received net proceeds of approximately $245.3 million after deducting underwriting discounts and estimated offering expenses. All of the shares in the offering were sold by the Company. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion of Goodwin Procter LLP relating to the legality of the Common Stock sold is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On April 6, 2021, the Company issued a press release announcing the Offering. On April 7, 2021, the Company issued a press release announcing the pricing of the Offering. On April 12, 2021, the Company issued a press release announcing the closing of the Offering. Copies of these press releases are attached as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 7, 2021, by and among Phreesia, Inc. and J.P. Morgan Securities LLC and William Blair & Company, L.L.C., as representatives of the underwriters

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press release issued by Phreesia, Inc. on April 6, 2021

99.2	Press release issued by Phreesia, Inc. on April 7, 2021

99.3	Press release issued by Phreesia, Inc. on April 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2021	Phreesia, Inc.

	By:	/s/ Thomas Altier
	Name:	Thomas Altier
	Title:	Chief Financial Officer